Supplement Dated February 16, 2010
To The Prospectus Dated April 6, 2009

JNL® Variable Fund LLC

Please note that the changes the changes apply to all contracts issued after May 1, 2010.

The JNL/Mellon Capital Management 25 Fund (the “Fund”) will be closed to new contract holders effective May 1, 2010.  The Fund is still available to contract holders who purchased their contract prior to May 1, 2010, even if the contract holder does not have a current allocation in the Fund.  The Fund is also available to both new and existing contract holders as an underlying Fund of the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund.

The JNL/Mellon Capital Management DowSM 10 Fund and JNL/Mellon Capital Management S&P® 10 Fund (the “Funds”) will be closed to new contract holders effective May 1, 2010.  The Funds are still available to contract holders who purchased their contract prior to May 1 2010, even if the contract holder does not have a current allocation in the Funds.

This Supplement is dated February 16, 2010.

(To be used with VC5995 04/09.)

JMX5042 02/10